EXHIBIT 99.1

RealPage Reports Q4 2010 Financial Results

  Total revenue of $54.1 million, an increase of 41.7% year-over-year
  Adjusted EBITDA of $11.0 million, an increase of 63.5% year-over-year

CARROLLTON, Texas, Feb. 24, 2011 (GLOBE NEWSWIRE) --  RealPage, Inc. (Nasdaq:RP), a leading provider of on-demand software and software-enabled services to the rental housing industry, today announced financial results for its fourth quarter and year ended December 31, 2010.

Steve Winn, chairman and CEO of RealPage, said, "2010 was a great year for RealPage. With total revenue growth of 33.6% and Adjusted EBITDA growth of 37.9%, the strong financial performance reflects our commitment to disciplined operational execution. We also closed three acquisitions and successfully completed two public offerings. Our actions have strengthened the capital structure and created a solid foundation for RealPage to build upon in the future. For full year 2011, we will continue to focus on expanding market share through the addition of new rental units and cross-selling additional solutions into our install base. We intend to complement this organic growth strategy with complementary acquisitions that will contribute to our long term operating model."

Fourth Quarter 2010 Financial Highlights

  Total revenue was $54.1 million, an increase of 41.7% year-over-year
  On demand revenue was $49.3 million, an increase of 40.0% year-over-year;
  Adjusted EBITDA was $11.0 million, an increase of 63.5% year-over-year;
  Non-GAAP net income was $4.5 million, or $0.07 per diluted share, a year-over-year increase of 150.3% and 133.3%, respectively;
  GAAP net loss attributable to common stockholders was $0.2 million, or $0.00 per diluted share, a year-over-year decrease of 101.6% and 100.6%, respectively;
  Net cash provided by operating activities was $12.9 million, an increase of 79.4% year-over-year.

Fiscal Year 2010 Financial Highlights

  Total revenue was $188.3 million, an increase of 33.6% year-over-year
  On demand revenue was $169.7 million, an increase of 32.2% year-over-year;
  Adjusted EBITDA was $35.3 million, an increase of 37.9% year-over-year;
  Non-GAAP net income was $12.0 million, or $0.20 per diluted share, a year-over-year increase of 68.6% and 53.8%, respectively;
  GAAP net loss attributable to common stockholders was $2.9 million, or $0.07 per diluted share, a year-over-year decrease of 127.1% and 116.5%, respectively;
  Net cash provided by operating activities was $27.7 million, an increase of 11.8% year-over-year.

Financial Outlook

RealPage management expects to achieve the following results during its first quarter ended March 31, 2011:

  Total revenue is expected to be in the range of $56.5 million to $57.5 million;
  Adjusted EBITDA is expected to be in the range of $11.6 million to $12.1 million;
  Non-GAAP net income is expected to be in the range of $4.5 million to $4.8 million, or $0.06 to $0.07 per diluted share;
  Tax rate of approximately 40.0%; and
  Weighted average shares outstanding of approximately 71.5 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2011:

  Total revenue is expected to be in the range of $245.0 million to $255.0 million;
  Adjusted EBITDA is expected to be in the range of $56.0 million to $59.0 million;
  Non-GAAP net income is expected to be in the range of $24.0 million to $25.8 million, or $0.33 to $0.35 per diluted share;
  Tax rate of approximately 40.0%;
  Full year weighted average shares outstanding of approximately 72.8 million; and
  Capital expenditures of approximately $12.0 million to $14.0 million.

The above statements are forward looking and exclude any potential costs resulting from the Yardi Systems litigation. Actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures" as part of this press release.

Conference Call and Webcast

The Company will host a conference call today at 5:00 p.m. ET to discuss its financial results. Participants are encouraged to listen to the presentation via a live web broadcast at www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 800-642-1687 or 706-645-9291, passcode 43396008, until March 4, 2011.

About RealPage

Located in Carrollton, Texas, a suburb of Dallas, RealPage provides on-demand (also referred to as "Software-as-a-Service" or "SaaS") products and services to apartment communities and single family rentals across the United States. Its six on-demand product lines include OneSite® property management systems that automate the leasing, renting, management, and accounting of conventional, affordable, tax credit, student living, and military housing properties; Level One® and CrossFire® that enable owners to originate, syndicate, manage and capture leads more effectively and at less overall cost; YieldStar® asset optimization systems that enable owners and managers to optimize rents to achieve the overall highest yield, or combination of rent and occupancy, at each property; Velocity™ billing and utility management services that increase collections and reduce delinquencies; LeasingDesk® risk mitigation systems that are designed to reduce a community's exposure to risk and liability; and OpsTechnology® spend management systems that help owners manage and control operating expenses. Supporting this family of SaaS products is a suite of shared cloud services including electronic payments, document management, decision support and learning. Through its Propertyware subsidiary, RealPage also provides software and services to single-family rentals and low density, centrally-managed multifamily housing. For more information, call 1-87-REALPAGE or visit www.realpage.com.

The RealPage, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=8531

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results of operations, tax rates, shares outstanding, capital expenditures, potential growth, litigation and plans to expand market share and expected impact of Level One as well as market opportunities and developments. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as "expects," "believes," "plans" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in customer cancellations; (c) the inability to increase sales to existing customers and to attract new customers; (d) litigation; (e) RealPage, Inc.'s failure to integrate acquired businesses, including Domin-8 and Level One, and any future acquisitions successfully; (f) the timing and success of new product introductions by RealPage, Inc. or its competitors; (g) changes in RealPage, Inc.'s pricing policies or those of its competitors; and (h) such other risk and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC"), including RealPage's Prospectus previously filed with SEC pursuant to Rule 424(b)(4) on December 7, 2010. All information provided in this release is as of the date hereof and RealPage, Inc. undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures: non-GAAP net income, non-GAAP net income per share, adjusted EBITDA and non-GAAP operating income. These measures differ from GAAP in that they exclude amortization of intangible assets, stock-based compensation expenses and acquisition related expenses (including any purchase accounting adjustments). We define Adjusted EBITDA as net (loss) income plus depreciation and asset impairment, amortization of intangible assets, interest expense, net, income tax expense (benefit), stock-based compensation expense and acquisition-related expense.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expense, from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP measures used in this press release are included at the end of this release.

Consolidated Statements of Operations
For the Three and Twelve Months Ended December 31, 2010 and 2009
(unaudited, in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Revenue:
On demand	$ 49,285	$ 35,192	$ 169,678	$ 128,377
On premise	2,126	514	8,545	3,860
Professional and other	2,648	2,431	10,051	8,665
Total revenue	54,059	38,137	188,274	140,902
Cost of revenue(1)	22,449	15,709	79,044	58,513
Gross profit	31,610	22,428	109,230	82,389
Operating expense:
Product development(1)	10,491	7,173	36,922	27,446
Sales and marketing(1)	11,900	7,428	37,693	27,804
General and administrative(1)	8,098	6,935	28,328	20,210
Total operating expense	30,489	21,536	102,943	75,460
Operating income	1,121	892	6,287	6,929
Interest expense and other, net	(752)	(1,422)	(5,501)	(4,528)
Net income (loss) before income taxes	369	(530)	786	2,401
Income tax expense (benefit)	555	(26,246)	719	(26,028)
Net (loss) income	$ (186)	$ 25,716	$ 67	$ 28,429

Net (loss) income attributable to common
stockholders
Basic	$ (186)	$ 11,662	$ (2,877)	$ 10,611
Diluted	$ (186)	$ 11,662	$ (2,877)	$ 10,611
Net loss (income) per share attributable
to common stockholders
Basic	$ (0.00)	$ 0.47	$ (0.07)	$ 0.44
Diluted	$ (0.00)	$ 0.45	$ (0.07)	$ 0.42
Weighted average shares used in
computing net loss (income) per share
attributable to common stockholders
Basic	63,059	24,168	39,737	23,934
Diluted	63,059	25,564	39,737	25,511

(1) Includes stock-based compensation	Three Months Ended		Twelve Months Ended
expense as follows:	December 31,		December 31,
	2010	2009	2010	2009
Cost of revenue	$ 226	$ 112	$ 633	$ 367
Product development	904	400	2,568	1,175
Sales and marketing	1,952	148	2,493	498
General and administrative	513	241	1,646	765
	$ 3,595	$ 901	$ 7,340	$ 2,805

Condensed Consolidated Balance Sheets
At December 31, 2010 and December 31, 2009
(unaudited, in thousands)

	December 31,	December 31,
	2010	2009
Assets
Current assets:
Cash and cash equivalents	$ 118,010	$ 4,427
Restricted cash	15,346	14,886
Accounts receivable, less allowance for doubtful accounts of $1,370 and $2,222 at
December 31, 2010 and December 31, 2009, respectively	29,577	25,841
Deferred tax asset, net of valuation allowance	1,529	3,110
Other current assets	6,060	2,739
Total current assets	170,522	51,003
Property, equipment and software, net	24,515	20,749
Goodwill	73,885	27,366
Identified intangible assets, net	54,361	22,891
Deferred tax asset, net of valuation allowance	17,322	17,803
Other assets	2,187	2,301
Total assets	$ 342,792	$ 142,113
Liabilities, redeemable convertible preferred stock and stockholders' (deficit) equity
Current liabilities:
Accounts payable	$ 4,787	$ 3,705
Accrued expenses and other current liabilities	15,436	10,830
Current portion of deferred revenue	47,717	39,976
Current portion of long-term debt	10,781	8,412
Customer deposits held in restricted accounts	15,253	15,127
Total current liabilities	93,974	78,050
Deferred revenue	7,947	9,452
Long-term debt, less current portion	55,258	43,449
Other long-term liabilities	13,029	5,806
Total liabilities	170,208	136,757
Commitments and contingencies
Redeemable convertible preferred stock	--	71,832
Stockholders' (deficit) equity:
Common stock, $0.001 par value per share: 125,000,000 and 67,500,000 shares authorized,
68,703,366 and 26,667,319 shares issued and 68,490,277 and 26,460,781 shares
outstanding at December 31, 2010 and 2009, respectively	69	27
Additional paid-in capital	263,219	24,232
Treasury stock, at cost: 213,089 and 206,538 shares at December 31, 2010 and 2009	(958)	(938)
Accumulated deficit	(89,730)	(89,797)
Accumulated other comprehensive loss	(16)	--
Total stockholders' equity (deficit)	172,584	(66,476)
Total liabilities, redeemable convertible preferred stock and stockholders' equity (deficit)	$ 342,792	$ 142,113

Condensed Consolidated Statements of Cash Flows
For the Three and Twelve Months Ended December 31, 2010 and 2009
(unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Cash flows from operating activities:
Net income	$ (186)	$ 25,716	$ 67	$ 28,429
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	6,100	4,066	20,956	14,769
Deferred tax expense (benefit)	77	(26,308)	(85)	(26,308)
Stock-based compensation	3,595	901	7,340	2,805
Excess tax benefit from stock options	(161)	--	(161)	--
Loss on disposal of assets	--	(65)	57	127
Impairment of assets	33	119	33	119
Acquisition-related contingent consideration	(31)	--	8	--
Changes in assets and liabilities, net of assets acquired
and liabilities assumed in business combinations:	3,522	2,788	(525)	4,817

Net cash provided by operating activities	12,949	7,217	27,690	24,758
Cash flows from investing activities:
Purchases of property, equipment, net	(4,751)	(3,175)	(12,178)	(9,509)
Acquisition of businesses, net of cash acquired	(54,710)	(11,380)	(71,941)	(15,167)
Net cash used by investing activities	(59,461)	(14,555)	(84,119)	(24,676)
Cash flows from financing activities:
Proceeds from public offerings, net of underwriting discount and offering costs	$ 98,258	$ --	$ 155,946	$ --
Proceeds from (payments on) debt, net	24,967	(1,855)	12,204	2,555
Preferred stock dividend	--	(2,516)	(666)	(2,516)
Issuance of common stock	1,739	277	2,403	547
Excess tax benefit from stock options	161	--	161	--
Purchase of treasury stock	--	(53)	(20)	(489)
Net cash provided (used) by financing activities	125,125	(4,147)	170,028	97
Net increase (decrease) in cash and cash equivalents	78,613	(11,485)	113,599	179
Effect of exchange rate on cash	3	--	(16)	--
Cash and cash equivalents:
Beginning of period	39,394	15,912	4,427	4,248
End of period	$ 118,010	$ 4,427	$ 118,010	$ 4,427

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Twelve Months Ended December 31, 2010 and 2009
(unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Adjusted Gross Profit:
Gross profit	$ 31,610	$ 22,428	$ 109,230	$ 82,389
Depreciation	1,408	1,125	5,355	4,521
Amortization of intangible assets	2,047	1,072	7,012	2,732
Stock-based compensation expense	226	112	633	367
Adjusted gross profit	$ 35,291	$ 24,737	$ 122,230	$ 90,009

Adjusted gross margin	65.3%	64.9%	64.9%	63.9%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Adjusted EBITDA:
Net income	$ (186)	$ 25,716	$ 67	$ 28,429
Depreciation and asset impairment	2,714	2,299	10,371	9,231
Amortization of intangible assets	3,419	1,821	10,675	5,784
Interest expense, net	751	1,422	5,510	4,528
Income tax expense	555	(26,246)	719	(26,028)
Stock-based compensation expense	3,595	901	7,340	2,805
Acquisition-related expense	168	824	621	844
Adjusted EBITDA	$ 11,016	$ 6,737	$ 35,303	$ 25,593

Adjusted EBITDA Margin	20.4%	17.7%	18.8%	18.2%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Non-GAAP Total Product Development:
Expenses:	$ 10,491	$ 7,173	$ 36,922	$ 27,446
Less: Amortization of intangible assets	--	--	--	--
Stock-based compensation expense	904	400	2,568	1,175
Non-GAAP Total Product Development:	$ 9,587	$ 6,773	$ 34,354	$ 26,271

Non-GAAP Total Product Development as % of Revenue:	17.7%	17.8%	18.2%	18.6%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Non-GAAP Total Sales and Marketing:
Expenses:	$ 11,900	$ 7,428	$ 37,693	$ 27,804
Less: Amortization of intangible assets	1,372	749	3,663	3,052
Stock-based compensation expense	1,952	148	2,493	498
Non-GAAP Total Sales and Marketing:	$ 8,576	$ 6,531	$ 31,537	$ 24,254

Non-GAAP Total Sales and Marketing as % of Revenue:	15.9%	17.1%	16.8%	17.2%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Non-GAAP Total General and Administrative:
Operating Expenses:	$ 8,098	$ 6,935	$ 28,328	$ 20,210
Less: Acquisition-related expense	168	824	621	844
Stock-based compensation expense	513	241	1,646	765
Non-GAAP Total General and Administrative:	$ 7,417	$ 5,870	$ 26,061	$ 18,601

Non-GAAP Total General and Administrative as % of Revenue:	13.7%	15.4%	13.8%	13.2%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Twelve Months Ended December 31, 2010 and 2009
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Non-GAAP Total Operating Expenses:
Operating Expenses:	$ 30,489	$ 21,536	$ 102,943	$ 75,460
Less: Amortization of intangible assets	1,372	749	3,663	3,052
Acquisition-related expense	168	824	621	844
Stock-based compensation expense	3,369	789	6,707	2,438
Non-GAAP Total Operating Expenses:	$ 25,580	$ 19,174	$ 91,952	$ 69,126

Non-GAAP Total Operating Expenses as % of Revenue:	47.3%	50.3%	48.8%	49.1%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Non-GAAP Operating Income:
Operating income	$ 1,121	$ 892	$ 6,287	$ 6,929
Amortization of intangible assets	3,419	1,821	10,675	5,784
Stock-based compensation expense	3,595	901	7,340	2,805
Acquisition-related expense	168	824	621	844
Non-GAAP operating income	$ 8,303	$ 4,438	$ 24,923	$ 16,362

Non-GAAP operating margin	15.4%	11.6%	13.2%	11.6%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Non-GAAP Net Income:
Net (loss) income	$ (186)	$ 25,716	$ 67	$ 28,429
Amortization of intangible assets	3,419	1,821	10,675	5,784
Stock-based compensation expense	3,595	901	7,340	2,805
Accelerated interest expense related to preferred notes payable	--	--	530	--
Acquisition-related expense	168	824	621	844
Subtotal of tax deductible items	7,182	3,546	19,166	9,433

Tax impact of tax deductible items(1)	(2,873)	(1,418)	(7,666)	(3,773)
Tax expense resulting from applying effective tax rate(2)	407	(26,034)	405	(26,988)
Non-GAAP net income	$ 4,530	$ 1,810	$ 11,972	$ 7,101

Non-GAAP net income per share - diluted	$ 0.07	$ 0.03	$ 0.20	$ 0.13

Weighted average shares - diluted	63,059	25,564	39,737	25,511
Conversion of redeemable convertible preferred stock(3)	--	29,044	18,221	29,044
Weighted average effect of dilutive securities	4,602	--	2,863	--
Non-GAAP weighted average shares - diluted	67,661	54,608	60,821	54,555

(1) Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense, accelerated interest expense and acquisition-related expense.
(2) Represents adjusting to a normalized effective tax rate of 40%.
(3) Represents common shares from the conversion of redeemable convertible preferred shares as if the shares were converted as of the beginning of the indicated period.
CONTACT: Investor Relations
         Rhett Butler
         972-820-3773
         rhett.butler@realpage.com

         Media
         Randy Hargrove
         972-820-3076
         randy.hargrove@realpage.com